Exhibit 10.1
INCREMENTAL COMMITMENT AGREEMENT
Deutsche Bank Trust Company Americas
Barclays Bank PLC
The Royal Bank of Scotland PLC
SunTrust Bank
Wells Fargo Bank, N.A.
JP Morgan Chase Bank, N.A.
PNC Bank, N.A.
Capital One, N.A.
Comerica Bank
Flagstar Bank, FSB
City National Bank
December 15, 2011
Coffeyville Resources, LLC
2277 Plaza Drive
Suite 500
Sugar Land, Texas 77479
Attention: Edward A. Morgan, Chief Financial Officer and Treasurer
Re: Incremental Commitments
Ladies and Gentlemen:
          Reference is hereby made to the ABL Credit Agreement, dated as of February 22, 2011, among Coffeyville Pipeline, Inc., Coffeyville Refining & Marketing, Inc., Coffeyville Nitrogen Fertilizers, Inc., Coffeyville Crude Transportation, Inc., Coffeyville Terminal, Inc., CL JV Holdings, LLC, Coffeyville Resources, LLC (the “Company”), Coffeyville Resources Refining & Marketing, LLC, Coffeyville Resources Pipeline, LLC, Coffeyville Resources Crude Transportation, LLC, Coffeyville Resources Terminal, LLC, certain other Subsidiaries of the Holding Companies and the Company from time to time party thereto, the lenders from time to time party thereto, Deutsche Bank Trust Company Americas, JPMorgan Chase Bank, N.A. and Wells Fargo Capital Finance, LLC, as Co-ABL Collateral Agents, and Deutsche Bank Trust Company Americas, as Administrative Agent and Collateral Agent (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement. Each lender (each an “Incremental Lender”) party to this letter agreement (this “Agreement”) hereby severally agrees to provide the Incremental Commitment set forth opposite its name on Annex I attached hereto (for each such Incremental Lender, its “Incremental Commitment”). Each Incremental Commitment provided pursuant to this Agreement shall be subject to all of the terms and conditions set forth in the Credit Agreement, including, without limitation, Sections 2.01(a) and 2.15 thereof.
          Each Incremental Lender, the Borrowers and the Administrative Agent acknowledge and agree that the Incremental Commitments provided pursuant to this Agreement shall constitute Incremental Commitments and, upon the Agreement Effective Date (as hereinafter defined), the Incremental Commitment of each Incremental Lender shall become, or in the case of an existing Lender, shall be added to (and thereafter become a part of), the Revolving Loan Commitment of such Incremental Lender. Each Incremental Lender, the Borrowers and the Administrative Agent further agree that, with respect to the Incremental Commitment provided by each Incremental Lender pursuant to this Agreement, such Incremental Lender shall receive from the Borrowers such upfront fees and/or other fees, if any, as may be separately agreed to in writing with the Borrowers, all of which fees shall be due and payable to such Incremental Lender on the terms and conditions set forth in each such separate agreement.
          Furthermore, each of the parties to this Agreement hereby agrees to the terms and conditions set forth on Annex I hereto in respect of each Incremental Commitment provided pursuant to this Agreement.
          Each Incremental Lender party to this Agreement, to the extent not already a party to the Credit Agreement as a Lender thereunder, (i) confirms that it is an Eligible Transferee, (ii) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement, (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Credit Documents, (iv) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Credit Documents are required to be performed by it as a Lender, and (vi) attaches the applicable forms and/or Section 5.04(b)(ii) Certificate referred to in Section 5.04(b) of the Credit Agreement.
          Upon the date of (i) the execution of a counterpart of this Agreement by each Incremental Lender, each Borrower, each Holding Company, each Subsidiary Guarantor and the Administrative Agent, (ii) the delivery to the Administrative Agent and the Company of a fully executed counterpart (including by way of facsimile or other electronic transmission) hereof, (iii) the payment of any fees then due and payable in connection herewith and (iv) the satisfaction of any other conditions precedent set forth in Section 4 of Annex I hereto (such date, the “Agreement Effective Date”), each Incremental Lender party hereto (x) shall be obligated to make the Revolving Loans provided to be made by it as provided in this Agreement, and participate in Swingline Loans and Letters of Credit made or issued on the terms, and subject to the conditions, set forth in the Credit Agreement and in this Agreement and (y) to the extent provided in this Agreement, shall have the rights and obligations of a Lender thereunder and under the other applicable Credit Documents.
          Each Borrower acknowledges and agrees that (i) they shall be jointly and severally liable for all Obligations of any Borrowers with respect to the Incremental Commitments provided hereby as provided in the Credit Agreement including, without limitation, all Revolving Loans made pursuant thereto, and (ii) all such Obligations (including all such

Revolving Loans) shall be entitled to the benefits of the respective Security Documents and the Guaranty in accordance with the requirements of the Credit Agreement.
          Each Borrower acknowledges and agrees that, on the Incremental Commitment Date, (i) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the Incremental Commitment Date, both before and after giving effect to the Credit Event to occur on the Incremental Commitment Date and the application of the proceeds thereof, unless stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date (it being understood that any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on any such date), and (ii) no Default or Event of Default exists or would exist after giving effect to the Credit Event or the application of proceeds therefrom.
          Each Holding Company and each Subsidiary Guarantor acknowledge and agree that all Obligations with respect to the Incremental Commitments provided hereby and all Revolving Loans made pursuant thereto shall (i) be fully guaranteed pursuant to the Guaranty as, and to the extent, provided therein and in the Credit Agreement and (ii) be entitled to the benefits of the Credit Documents as, and to the extent, provided therein and in the Credit Agreement.
          Attached hereto as Annex II is a true and correct copy of the officer’s certificate of the Company and Borrowing Base Certificate required to be delivered pursuant to clause (iv) of the definition of “Incremental Commitment Requirements” appearing in Section 1.01 of the Credit Agreement.
          You may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to us before the close of business on December 15, 2011. If you do not so accept this Agreement by such time, our Incremental Commitments set forth in this Agreement shall be deemed canceled.
          After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by facsimile or other electronic transmission) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Credit Documents pursuant to Section 13.12 of the Credit Agreement.
          In the event of any conflict between the terms of this Agreement and those of the Credit Agreement, the terms of the Credit Agreement shall control.
*      *      *

          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

Very truly yours,

DEUTSCHE BANK TRUST COMPANY AMERICAS

By	/s/ Michael Getz
Name: Michael Getz
Title: Vice President

By	/s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Director
Signature Page — Incremental Commitment Agreement

SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, THE GUARANTORS, VARIOUS INCREMENTAL LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS

NAME OF INSTITUTION:
JP Morgan Chase Bank, N.A.

By:	/s/ J. Devin Mock
	Name:	J. Devin Mock
	Title:	Authorized Officer

Signature Page — Incremental Commitment Agreement

SIGNATURE PAGE TO INCREMENTAL COMMITMENT
AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE,
AMONG THE BORROWERS, THE GUARANTORS, VARIOUS
INCREMENTAL LENDERS AND DEUTSCHE BANK TRUST COMPANY
AMERICAS

NAME OF INSTITUTION: Wells Fargo Bank, N.A.
By:	/s/ Jeff Ruyston
	Name:	Jeff Ruyston
	Title:	Director

Signature Page — Incremental Commitment Agreement

SIGNATURE PAGE TO INCREMENTAL COMMITMENT
AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE,
AMONG THE BORROWERS, THE GUARANTORS, VARIOUS
INCREMENTAL LENDERS AND DEUTSCHE BANK TRUST COMPANY
AMERICAS

NAME OF INSTITUTION: SunTrust Bank
By:	/s/ Christopher M. Waterstreet
	Name:	Christopher M. Waterstreet
	Title:	Vice President

Signature Page — Incremental Commitment Agreement

SIGNATURE PAGE TO INCREMENTAL COMMITMENT
AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE,
AMONG THE BORROWERS, THE GUARANTORS, VARIOUS
INCREMENTAL LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS

NAME OF INSTITUTION: The Royal Bank of Scotland PLC
By:	/s/ James L. Moyes
	Name:	James L. Moyes
	Title:	Authorised Signatory

Signature Page — Incremental Commitment Agreement

SIGNATURE PAGE TO INCREMENTAL COMMITMENT
AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE,
AMONG THE BORROWERS, THE GUARANTORS, VARIOUS
INCREMENTAL LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS

NAME OF INSTITUTION: PNC Bank, N.A.
By:	/s/ Jeffrey Marchetti
	Name:	Jeffrey Marchetti
	Title:	Officer

Signature Page — Incremental Commitment Agreement

SIGNATURE PAGE TO INCREMENTAL COMMITMENT
AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE,
AMONG THE BORROWERS, THE GUARANTORS, VARIOUS
INCREMENTAL LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS

NAME OF INSTITUTION: Barclays Bank PLC
By:	/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

Signature Page — Incremental Commitment Agreement

SIGNATURE PAGE TO INCREMENTAL COMMITMENT
AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE,
AMONG THE BORROWERS, THE GUARANTORS, VARIOUS
INCREMENTAL LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS

NAME OF INSTITUTION: Capital One, N.A.
By:	/s/ Matthew L. Molero
	Name:	Matthew L. Molero
	Title:	Vice President

Signature Page — Incremental Commitment Agreement

SIGNATURE PAGE TO INCREMENTAL COMMITMENT
AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE,
AMONG THE BORROWERS, THE GUARANTORS, VARIOUS
INCREMENTAL LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS

NAME OF INSTITUTION: Comerica Bank
By:	/s/ L.J. Perenyi
	Name:	L.J. Perenyi
	Title:	Vice President

Signature Page — Incremental Commitment Agreement

SIGNATURE PAGE TO INCREMENTAL COMMITMENT
AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE,
AMONG THE BORROWERS, THE GUARANTORS, VARIOUS
INCREMENTAL LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS

NAME OF INSTITUTION: Flagstar Bank, FSB
By:	/s/ Willard D. Dickerson, Jr.
	Name:	Willard D. Dickerson, Jr.
	Title:	Senior Vice President

Signature Page — Incremental Commitment Agreement

SIGNATURE PAGE TO INCREMENTAL COMMITMENT
AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE,
AMONG THE BORROWERS, THE GUARANTORS, VARIOUS
INCREMENTAL LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS

NAME OF INSTITUTION: City National Bank
By:	/s/ Brent Phillips
	Name:	Brent Phillips
	Title:	Vice President

Signature Page — Incremental Commitment Agreement

Agreed and Accepted to as of
the date first written above:
COFFEYVILLE RESOURCES, LLC
By: /s/ Edward A. Morgan
Name: Edward A. Morgan
Title: Chief Financial Officer and Treasurer
COFFEYVILLE RESOURCES REFINING & MARKETING, LLC
By: /s/ Edward A. Morgan
Name: Edward A. Morgan
Title: Chief Financial Officer and Treasurer
COFFEYVILLE RESOURCES PIPELINE, LLC
By: /s/ Edward A. Morgan
Name: Edward A. Morgan
Title: Chief Financial Officer and Treasurer
COFFEYVILLE RESOURCES CRUDE TRANSPORTATION, LLC
By: /s/ Edward A. Morgan
Name: Edward A. Morgan
Title: Chief Financial Officer and Treasurer
COFFEYVILLE RESOURCES TERMINAL, LLC
By: /s/ Edward A. Morgan
Name: Edward A. Morgan
Title: Chief Financial Officer and Treasurer
Signature Page — Incremental Commitment Agreement

GARY-WILLIAMS ENERGY CORPORATION
By: /s/ Edward A. Morgan
Name: Edward A. Morgan
Title: Chief Financial Officer and Treasurer
WYNNEWOOD REFINING COMPANY
By: /s/ Edward A. Morgan
Name: Edward A. Morgan
Title: Chief Financial Officer and Treasurer
Signature Page — Incremental Commitment Agreement

Each Guarantor acknowledges and agrees to each the foregoing provisions of this Incremental Commitment Agreement and to the incurrence of the Revolving Loans to be made pursuant thereto.
COFFEYVILLE NITROGEN FERTILIZERS, INC.
By: /s/ Edward A. Morgan
Name: Edward A. Morgan
Title: Chief Financial Officer and Treasurer
CL JV HOLDINGS, LLC
By: /s/ Edward A. Morgan
Name: Edward A. Morgan
Title: Chief Financial Officer and Treasurer
COFFEYVILLE REFINING & MARKETING, INC.
By: /s/ Edward A. Morgan
Name: Edward A. Morgan
Title: Chief Financial Officer and Treasurer
COFFEYVILLE TERMINAL, INC.
By: /s/ Edward A. Morgan
Name: Edward A. Morgan
Title: Chief Financial Officer and Treasurer
COFFEYVILLE PIPELINE, INC.
By: /s/ Edward A. Morgan
Name: Edward A. Morgan
Title: Chief Financial Officer and Treasurer
COFFEYVILLE CRUDE TRANSPORTATION, INC.
By: /s/ Edward A. Morgan
Name: Edward A. Morgan
Title: Chief Financial Officer and Treasurer
Signature Page — Incremental Commitment Agreement

COFFEYVILLE FINANCE INC.
By: /s/ Edward A. Morgan
Name: Edward A. Morgan
Title: Chief Financial Officer and Treasurer
CVR GP, LLC
By: /s/ Edward A. Morgan
Name: Edward A. Morgan
Title: Chief Financial Officer and Treasurer
Signature Page — Incremental Commitment Agreement

ANNEX I
TERMS AND CONDITIONS FOR INCREMENTAL COMMITMENT AGREEMENT
Dated as of December 15, 2011
1.	Names of the Borrowers:

Coffeyville Resources, LLC

Coffeyville Resources Refining & Marketing, LLC

Coffeyville Resources Pipeline, LLC

Coffeyville Resources Crude Transportation, LLC

Coffeyville Resources Terminal, LLC

Gary-Williams Energy Corporation

Wynnewood Refining Company

2.	Incremental Commitment amounts (as of the Agreement Effective Date):

Names of Incremental Lenders	Amount of Incremental Commitment
Deutsche Bank Trust Company Americas	$16,000,000

JPMorgan Chase Bank, N.A.	$14,000,000

Wells Fargo Bank, N.A.	$21,500,000

SunTrust Bank	$13,500,000

The Royal Bank of Scotland PLC	$12,000,000

PNC Bank, N.A.	$10,000,000

Barclays Bank PLC	$8,000,000

Capital One, N.A.	$15,000,000

Comerica Bank	$10,000,000

Flagstar Bank, FSB	$20,000,000

City National Bank	$10,000,000

Total:	$150,000,000

3.	Applicable Margins and Adjustable Applicable Margins to be applicable to all Revolving Loans
As currently provided in the Credit Agreement.
4.	Other Conditions Precedent:
          (a) The satisfaction of all conditions precedent in Sections 2.15 and 7 of the Credit Agreement (including, without limitation, the satisfaction of all Incremental Commitment Requirements),
          (b) that certain Stock Purchase and Sale Agreement by and among The Gary Williams Company, GWEC Holding Company, Inc., Gary-Williams Energy Corporation, CVR Energy, Inc. (“Parent”) and the Company, dated November 2, 2011, relating to the Company’s acquisition (the “Acquisition”) of all or substantially all of the business (including, without limitation, all assets, licenses and related operations) of Gary-Williams Energy Corporation and (indirectly) its subsidiaries (collectively the “Acquired Business”) (including, but not limited to, all schedules and exhibits thereto) (collectively, the “Acquisition Agreement”) shall be in full force and effect. Concurrently with the funding of $400.0 million of cash on hand (the “Cash Contribution”) and (if applicable) the funding under a new senior secured bridge facility (the “Senior Secured Bridge Facility”) and/or the issuance of senior secured notes issued as Additional Notes under the Company’s Indenture dated as of April 6, 2010 generating gross proceeds of up to $275.0 million in a Rule 144A or other private placement without registration rights (the “Senior Secured Notes”), the Acquisition shall have been consummated in accordance with the Acquisition Agreement, and the Acquisition Agreement shall not have been altered, amended or otherwise changed or supplemented or any provision or condition therein waived if such alteration, amendment, change, supplement or waiver would be adverse to the interests of the Incremental Lenders in any material respect, in any such case without the prior written consent of Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Barclays Capital, Barclays Bank PLC, The Royal Bank of Scotland plc, RBS Securities Inc., SunTrust Bank and SunTrust Robinson Humphrey, Inc. (collectively, the “Agents”) (which consent may not be unreasonably withheld, conditioned or delayed); provided that any reduction in purchase price (excluding the effect of any working capital adjustments as provided in the Acquisition Agreement) of more than 10% shall be deemed to be materially adverse and any reduction in purchase price shall result in a reduction in the Senior Secured Bridge Facility (or the Senior Secured Notes in lieu thereof),
          (c) since December 31, 2010, no event has occurred which, individually or in the aggregate, has had, or would be reasonably expected to have, a Target Material Adverse Effect. As used in this paragraph (c), the term “Target Material Adverse Effect” shall mean, with respect to Gary-Williams Energy Corporation, any result, occurrence, condition, fact, change, violation, event, discovery of information, circumstance, state of facts or effect that, individually or in the aggregate, (x) materially delays (except with respect to the conditions to Closing set forth in Article 5 of the Acquisition Agreement) or prevents the ability of Seller Parent, Seller, Gary-Williams Energy Corporation or its Subsidiaries to perform its obligations under the Acquisition Agreement or any of the Ancillary Documents or to consummate the transactions contemplated thereby, or (y) is materially adverse to the financial condition, business, properties, assets, liabilities or results of operations of Gary-Williams Energy Corporation and its Subsidiaries taken as a whole, provided, however, that in the case of clause (y), no Excluded Matter shall be taken into account in determining whether there has been a Target Material Adverse Effect. Defined terms used in this paragraph (c) without definition shall have the meanings ascribed thereto in the Acquisition Agreement (as in effect on the date hereof),
          (d) the Company shall have satisfied all of the requirements of the Credit Agreement applicable to a Permitted Acquisition in connection with the Acquisition (including all of the requirements set forth in Sections 9.13 and 10.12 of the Credit Agreement),
          (e) after giving effect to the consummation of the transactions described in paragraph (b) of this Section 4 (the “Transaction”), CVR Energy, Inc. and its subsidiaries (other than CVR Partners, LP and its subsidiary) shall have no outstanding preferred equity or indebtedness, except for (i) the Senior Secured Notes and/or the Senior Secured Bridge Loans, (ii) debt incurred under the Credit Agreement (including debt incurred under $150.0 million in aggregate Incremental Commitments (the “Incremental Revolving Loan Facility”)), (iii) the Company’s existing First Lien Senior Secured Notes due 2015 (the “Existing Notes”), (iv) the Company’s 10.875% Second Lien Notes due 2017, (v) the mark-to-market value of any derivative instruments, (vi) such other debt identified in CVR Energy, Inc.’s most recent quarterly report on Form 10-Q, (vii) capital leases and other debt of the Acquired Business in an aggregate amount not to exceed $50.0 million and (viii) such other indebtedness not exceeding $30.0 million in the aggregate or as shall be agreed to by the Agents. The Acquisition and the Senior Secured Bridge Loans and/or the Senior Secured Notes (and any liens securing such obligations) and all existing debt of the Acquired Business (and any liens securing such obligations) that is to remain outstanding after giving effect to the consummation of the Transaction, in each case, shall be permitted under the Credit Agreement without resulting in any Default or Event of Default thereunder,
          (f) the Incremental Lenders shall have received (1) customary legal opinions from counsel (including, without limitation, New York counsel) covering matters reasonably acceptable to the Agents, (2) a solvency certificate, in form and substance reasonably satisfactory to the Agents, from the chief financial officer of the Company as to the solvency of the Company and its Subsidiaries on a consolidated pro forma basis and (3) other customary and reasonably satisfactory closing and corporate documents, resolutions, certificates, instruments, lien searches and deliverables, or an agreement to provide any of the foregoing set forth in clause (3) on a post-closing basis,
          (g) the Agents shall have received and be satisfied with (1)(a) audited consolidated balance sheets and related statements of income and cash flows of the Acquired Business for the three fiscal years of the Acquired Business ended at least 90 days prior to the Agreement Effective Date, and (b) audited consolidated balance sheets and related statements of income and cash flows of the Parent for the three fiscal years of the Company ended at least 90 days prior to the Agreement Effective Date (it being understood that the Agents have received such financial statements for the fiscal years ended 2008, 2009 and 2010), (2)(a) unaudited consolidated balance sheets and related statements of income and cash flows of the Acquired Business for each fiscal quarter of the Acquired Business ended after the close of its most recent fiscal year and at least 45 days prior to the Agreement Effective Date, and (b) unaudited consolidated balance sheets and related statements of income and cash flows of the Parent for each fiscal quarter of the Parent ended after the close of its most recent fiscal year and at least 45 days prior to the Agreement Effective Date (it being understood that the Agents have received the financial statements for the quarterly period ended March 31, 2011 and June 30, 2011 as of the date hereof), (3) pro forma consolidated financial statements of the Parent and its subsidiaries (including the Acquired Business) prepared on a basis consistent with the Parent’s historical audited financial statements referred to above and a pro forma consolidated statement of income of the Parent for the twelve-month period ending on the last day of the most recently completed four-fiscal-quarter period ended at least 45 days before the Agreement Effective Date, prepared after giving effect to the Transaction as if the Transaction had occurred at the beginning of such period, and (4) detailed projected consolidated financial statements of the Company and its subsidiaries for at least the five fiscal years ending after the Agreement Effective Date, which projections shall (x) reflect the forecasted consolidated financial condition of the Company and its subsidiaries after giving effect to the Transaction and the related financing thereof, (y) be prepared and approved by the Company, and (z) show minimum utilization of drawings under the Credit Agreement (including under the Incremental Revolving Loan Facility) of at least $60.0 million (inclusive of outstanding Letters of Credit). It being understood that to the extent the Parent publicly files any financial statement with the SEC that are required by this paragraph (g) such financial statements when filed shall be deemed received by the Agents,
          (h) all fees and expenses related to the Transaction payable to the Agents or the Incremental Lenders presented to the Company not less than two business days prior to the Agreement Effective Date and required to be paid on the Agreement Effective Date shall have been paid to the extent due,
          (i) the Agents shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act, to the extent reasonably requested in writing at least 10 calendar days prior to the Agreement Effective Date by the Agents, and
          (j) after giving effect to the Transactions and any borrowings of Loans or issuances of Letters of Credit under the Credit Agreement (including under the Incremental Revolving Loan Facility) on the Agreement Effective Date, Excess Availability shall be greater than $100.0 million.